                                                                Exhibit (e)(13)

LOGO [AIG]                                         IN-FORCE CHANGE APPLICATION
                                                 FOR INDIVIDUAL LIFE INSURANCE

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY, 2727-A Allen Parkway, Houston, TX 77019
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, One World Financial Center, 200 Liberty St., New York, NY 10281
A member of American International Group, Inc. (AIG)

Mailing Instructions: Send form(s) to P.O. Box 305355 . Nashville, TN 37230-5355 Faxing Instructions: For conversions: 1-800-382-4662 . For all other requests:
713-831-3028
--------------------------------------------------------------------------------

Some transactions may not be available for all policies for each company listed above. Contact your service center or agent for further details. The insurance company checked above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.
--------------------------------------------------------------------------------
Use permanent ink when completing this form. Be sure to answer all questions that pertain to your request. Provide details for any questions answered "Yes". Personally sign and date. Carefully read the Notices to the Proposed Insured(s) and keep with your policy.
CURRENT POLICY NUMBER ________________  INSURED'S NAME _________________________
OWNER'S NAME _________________________________ OWNER'S SSN/ITIN ________________

REQUESTED CHANGE:     [_]  Application for Reduction of Premium Rate/Reversion
                      [_]  Increase Specified Amount: Base Coverage: _______________
                      [_]  Addition or Increase of Rider and/or Benefit
                             [_]  Accidental Death Benefit: Amount _________________
                             [_]  Child Rider: Amount ___________________________________________________
Instructions:                     (Complete all info for the primary insured & each child)
For these changes,           [_]  Disability Income Rider  [_] DI Rider 2  [_] DI Rider 5 (Choose one)
please complete the               Monthly Benefit $ ________________  Occupational Class: _______________
entire application, sign          Number of years: ______   Number of months: ______  [_] On-the-Job
and date page 7.                  [_] Off-the-Job
                             [_]  Guaranteed Insurability Option Rider
                             [_]  Spouse Rider: Amount ______________________ Plan: _____________________
                                  (Complete all info for the primary insured & spouse)
                             [_]  Term Rider: Amount ________________________ Plan: _____________________
                                  Insured _______________________________________________________________
                             [_]  Waiver of Monthly Deduction
                             [_]  Waiver of Monthly Guarantee Premium
                             [_]  Waiver of Premium
                             [_]  Other Insured Rider: Amount _______________________
                             [_]  Other Rider: Amount ___________________ Explain type: _________________
                      [_]  Smoker/Tobacco/Nicotine Change: ______________________________________________
                      [_]  If Universal Life Plan, Planned Periodic Premium $ ___________________________

--------------------------------------------------------------------------------
Instructions: For the changes listed below, complete Section I, and sign and date page 7. If a face increase or benefit/rider addition is requested, complete the entire application, sign and date page 7.

EXERCISE GUARANTEED INSURABILITY OPTION (GIO)       TERM CONVERSION
  GIO Amount: ___________________________________     CONVERSION AMOUNT
  Option Date: __________________________________     Base Coverage: _______________________________________
Benefits: If the insured is totally disabled, the   Effective Date: ________________________________________
insured is not eligible for Waiver of Premium.      New Plan: ______________________________________________
Is insured totally disabled? ..... [_] yes [_] no   Benefits: If the insured is totally disabled, the
Check all applied for:                              insured is not eligible for Waiver of Premium.
[_] Waiver of Premium/Monthly Deduction             Is insured totally disabled? ............ [_] yes [_] no
[_] Accidental Death Benefit                        Check all applied for:
[_] Other _______________________________________   [_] Waiver of Premium/Monthly Deduction
Automatic Premium Loan desired (if available)       [_] Accidental Death Benefit
[_] yes [_] no                                      [_] Other ______________________________________________
                                                    Automatic Premium Loan (if available) ... [_] yes [_] no
                                                    Death Benefit Option (UL Only): [_] Level [_] Increasing
                                                    For Index UL, complete the Index UL Supplemental
                                                    Application.
                                                    After the conversion, will there be any remaining
                                                    coverage on the existing policy? ........ [_] yes [_] no
                                                    Amount remaining after conversion: _____________________
New Policy # _________________ (Office use only)

ICC15-108251                   Page 1 of 7      [BARCODE]              Rev1115

--------------------------------------------------------------------------------------------------------------
SECTION I - GENERAL INFORMATION:

  A. PRIMARY INSURED
First Name ____________________________ MI ____ Last Name ______________________ SSN ________________________
Gender [_] M [_] F  Birthplace (US State, or country) __________________________ Date of Birth ______________
TOBACCO USE: Have you ever used any form of tobacco or nicotine products?..................... [_] yes [_] no
Type and Quantity used ____________ If yes, a current user? [_] yes [_] no  If no, date of last use _________
U.S. Citizen or Permanent Resident (Green Card holder) [_] yes [_] no
If no, Country of Citizenship _____________ Date of Entry ________ Visa Type ________ (Copy of Visa Required)
Address _________________________________________ City ___________________ State_________ ZIP _______________
                                        [_] CHECK HERE IF NEW ADDRESS
Primary Phone ________________________ Alternate Phone_______________________ Email _________________________
Employer___________________________________________________ Occupation ______________________________________
Job Duties ________________________________________________ Length of time in occupation ____________________
Average number of hours worked ____________________________ Able to perform _________________________________
Personal Earned Income (Annual): $ ____________ Household Income (Annual): $ _________ Net Worth $ __________
Personal Earned Income means monies received for work performed.

  B. OTHER INSURED
First Name ____________________________ MI ____ Last Name_______________________ SSN ________________________
Relationship to Primary Insured______________________________________________________________________________
Gender [_] M [_] F  Birthplace (US State, or country) __________________________ Date of Birth ______________
TOBACCO USE: Have you ever used any form of tobacco or nicotine products?..................... [_] yes [_] no
Type and Quantity used ____________ If yes, a current user? [_] yes [_] no  If no, date of last use _________
U.S. Citizen or Permanent Resident (Green Card holder) [_] yes [_] no
If no, Country of Citizenship _____________ Date of Entry ________ Visa Type ________ (Copy of Visa Required)
Address__________________________________________ City ___________________ State_________ ZIP _______________
Primary Phone ________________________ Alternate Phone_______________________ Email _________________________
Employer __________________________________________________   Occupation ____________________________________
Job Duties ________________________________________________ Length of time in occupation ____________________
Personal Earned Income (Annual): $ ____________ Household Income (Annual): $ _________ Net Worth $ __________
Personal Earned Income means monies received for work performed.

  C. CHILD INFORMATION Complete information for all children covered by child rider
         -----------------------------------------------------------------------------------------------------
         Name: First, Middle Initial, Last               Age    Date    Gender  Height  Weight   Birth Weight
                                                              of Birth                          (if less than
                                                                                                 1 year old)
         -----------------------------------------------------------------------------------------------------
Child 1
         -----------------------------------------------------------------------------------------------------
Child 2
         -----------------------------------------------------------------------------------------------------
Child 3
         -----------------------------------------------------------------------------------------------------
Child 4
         -----------------------------------------------------------------------------------------------------
Child 5
         -----------------------------------------------------------------------------------------------------
Child Information: (If more Dependent Information needs to be entered, please use the Remarks section.)

  D. SPOUSE INFORMATION Complete information for spouse covered by rider
Spouse's Name ____________________________ MI _______ Last Name __________________________ Gender [_] M [_] F
Address__________________________________________ City _____________________ State________ ZIP ______________
Date of Birth ______________________________________________ SSN_____________________________________________

ICC15-108251                   Page 2 of 7      [BARCODE]              Rev1115

    E. DESIGNATION OF OWNER FOR NEW POLICY Complete if the Primary Insured is not the Owner
CHANGE OF OWNERSHIP: [_] YES [_] NO (If yes, new and old owner(s) will also need to complete page 6.)
First Name ____________________ MI ________________ Last Name  ________________
SSN/ITIN ______________________________ Date of Birth _________________________
                          [_] CHECK HERE IF NEW ADDRESS
Address________________________________ City ______________ State___ ZIP  _____
Primary Phone ____________________________ Email ______________________________
If the owner is a trust, please designate information for the Trust name, Trust Tax ID, Current Trustee and Date of Trust in the Special Remarks section on Page 6 and complete the Certification of Trust. If the owner is a Business, complete the Business Certification.
    F.  PREMIUM PAYOR Complete if other than Owner
First Name _________________ MI ___ Last Name________________ SSN _____________
Address _______________________________ City ______________ State___ ZIP  _____
If Payor is different from the Insured or the Owner and Bank Draft is not the chosen form of payment, also complete the Payor Authorization Form.
    G.  BILLING INFORMATION
Frequency: [_] Annual [_] Semi Annual [_] Quarterly [_] Monthly  [_] Other
Method:    [_] Direct [_] List Bill   [_] Government Allotment   [_] Bank Draft
[_] Use existing bank draft information from policy __________ Draft
Date _________ (if different from existing draft)
[_] Use new bank draft information (A new EFT authorization form will need to be completed.)
    H.  PREMIUM PAYMENT ENCLOSED
[_] yes [_] no      Amount $ __________________   Check # __________
    I.  BENEFICIARY DESIGNATIONS Beneficiary Designations must equal 100%
The undersigned contract owner hereby revokes any previous beneficiary designation on the coverage being converted as well as optional mode of settlement with respect to any death benefit proceeds payable at the death of the insured under the new policy. If this conversion transaction results in coverage remaining under the current policy number, beneficiary designations of record for that policy will be retained. If beneficiary is a trust, provide name and date of trust agreement.
    --------------------------------------------------------------------------
                         DOB          Phone               Share  Beneficiary
    No.    Name        mm/dd/yy SSN   Number Relationship   %        Type
    --------------------------------------------------------------------------
                                                                [_] Primary
        --------------------------------------------------------
     1                                                          [_] Contingent
        Address:                  Email:
    --------------------------------------------------------------------------
                                                                [_] Primary
        --------------------------------------------------------
     2                                                          [_] Contingent
        Address:                  Email:
    --------------------------------------------------------------------------
                                                                [_] Primary
        --------------------------------------------------------
     3                                                          [_] Contingent
        Address:                  Email:
    --------------------------------------------------------------------------
SECTION II:
    A.  BACKGROUND INFORMATION For all covered persons
Complete questions 1 through 12 for all persons proposed to be insured under the applied-for coverage. If an answer of yes applies to ANY insured provide details. You may be asked to complete and submit an additional form.
    1.  Have you ever used cocaine, heroin, methamphetamine,
        hallucinogens, stimulants or any other habit-forming
        drug except as prescribed by a medical professional?... [_] yes [_] no
    2.  Have you ever sought or received medical advice,
        counseling or treatment by a medical professional to
        discontinue or reduce the use of alcohol or drugs,
        including prescribed controlled substances?............ [_] yes [_] no
    3.  In the past five years, have you pled guilty or been
        convicted of any driving violations to include driving
        under the influence of alcohol or drugs?............... [_] yes [_] no
    4.  In the past five years, have you flown as a pilot,
        student pilot or crew member of any aircraft, or have
        any intention to do so in the next two years?.......... [_] yes [_] no
    5.  In the past five years, have you engaged in motor
        sports events or racing (auto, truck, motorcycle,
        boat, etc.); rock or mountain climbing; skin or scuba
        diving; aeronautics (hang-gliding, sky diving,
        parachuting, ultra light, soaring, ballooning,) or
        have any intention to do so in the next two years?..... [_] yes [_] no

ICC15-108251                      Page 3 of 7        [BARCODE]         Rev1115

   A.  BACKGROUND INFORMATION For all covered persons (continued)
   6.  Do you intend to travel or reside outside of the United States or Canada within the next two years?...... [_] yes [_] no
   7.  Have you ever requested or received a pension, benefits, or payments because of an injury, sickness, or disability in the past 5 years?.......................................................................... [_] yes [_] no
   8.  Have you ever filed for bankruptcy, or have the intention to seek bankruptcy protection within the next
       12 months?............................................................................................... [_] yes [_] no
   9.  Have you ever been convicted of, or currently charged with, a felony or misdemeanor?..................... [_] yes [_] no
  10.  Is there an intention that any party, other than the Owner or Beneficiary, will obtain any right, title, or interest in any policy issued on the life of any Proposed Insured as a result of this application?.... [_] yes [_] no
  11.  Does the Owner or any Proposed Insured intend to finance any of the premium required to pay for this policy through a financing or loan agreement?............................................................ [_] yes [_] no
  12.  Is the Owner, any Proposed Insured, or any person or entity, being paid (cash, services, etc) as an incentive to enter into this transaction?................................................................ [_] yes [_] no
       DETAILS:
       ________________________________________________________________________________________________________________________
       ________________________________________________________________________________________________________________________
       ________________________________________________________________________________________________________________________

   B.  MEDICAL INFORMATION
   1.  PRIMARY INSURED:  Height ___ft ___in Weight ___ lbs  Change of weight in last year? [_] None Gain: ___ lbs Loss: ___ lbs
       OTHER INSURED:    Height ___ft ___in Weight ___ lbs  Change of weight in last year? [_] None Gain: ___ lbs Loss: ___ lbs
       CHILD 1:          Height ___ft ___in Weight ___ lbs  Birth Weight (if less than 1 year old) ____________________________
       CHILD 2:          Height ___ft ___in Weight ___ lbs  Birth Weight (if less than 1 year old) ____________________________
       CHILD 3:          Height ___ft ___in Weight ___ lbs  Birth Weight (if less than 1 year old) ____________________________

   2.  Name and address of personal physician
       PRIMARY INSURED: _______________________________________________________________________________________________________
       OTHER INSURED: _________________________________________________________________________________________________________
       CHILD 1:________________________________________________________________________________________________________________
       CHILD 2:________________________________________________________________________________________________________________
       CHILD 3:________________________________________________________________________________________________________________

   3.  Date, reason, findings and treatment at last visit
       PRIMARY INSURED: _______________________________________________________________________________________________________
       OTHER INSURED: _________________________________________________________________________________________________________
       CHILD 1:________________________________________________________________________________________________________________
       CHILD 2:________________________________________________________________________________________________________________
       CHILD 3:________________________________________________________________________________________________________________

COMPLETE QUESTIONS 4 THROUGH 9 FOR ALL PROPOSED INSUREDS WHO ARE COVERED BY THIS POLICY. IF AN ANSWER OF YES APPLIES TO ANY
INSURED PROVIDE DETAILS SUCH AS DATE OF FIRST DIAGNOSIS, NAME AND ADDRESS OF DOCTOR, TESTS PERFORMED, TEST RESULTS,
MEDICATION(S) OR RECOMMENDED TREATMENT.
4. HAVE YOU EVER BEEN DIAGNOSED AS HAVING, BEEN TREATED FOR, OR CONSULTED A MEMBER OF THE MEDICAL PROFESSION FOR:
   A.  coronary artery disease, heart attack, chest pain, shortness of breath, irregular heartbeat, heart murmur, or other disorder or disease of the heart?...................................................... [_] yes  [_] no
   B.  blood clot, clotting disorder, aneurysm, stroke, transient ischemic attack (TIA), peripheral vascular disease, or other disease, disorder or blockage of the arteries or veins?............................... [_] yes  [_] no
   C.  cancer, leukemia, lymphoma, tumors or growths, masses, cysts or other similar abnormalities?............ [_] yes  [_] no
   D.  pituitary, thyroid, adrenal, or disease or disorder of any other glands?................................ [_] yes  [_] no
   E.  anemia, hemophilia, sickle cell anemia, or other disease or disorder of the blood, lymphatic system or immune system?.......................................................................................... [_] yes  [_] no
   F.  colitis, Crohn's disease, hepatitis, colon polyps, or any disorder of the throat, esophagus, gall bladder, stomach, liver, pancreas or intestine?......................................................... [_] yes  [_] no
   G.  disorder of the kidneys, bladder, prostate or reproductive organs or protein or blood in the urine?..... [_] yes  [_] no
   H.  asthma, chronic bronchitis, emphysema, chronic obstructive pulmonary disease (COPD), cystic fibrosis, sleep apnea or other breathing or lung disorder?........................................................ [_] yes  [_] no



ICC15-108251                      Page 4 of 7        [BARCODE]         Rev1115

    B.  MEDICAL INFORMATION (continued)
    I.  seizures, cerebral palsy, Down syndrome, autism spectrum disorder, Parkinson's disease, multiple
        sclerosis, severe headaches, disorder or injury of the brain, spinal cord or nervous system?......... [_] yes    [_] no
    J.  attention deficit hyperactivity disorder (ADHD), memory loss, dementia or Alzheimer's disease?....... [_] yes    [_] no
    K.  anxiety, eating disorder, depression, suicide attempt, bipolar disease, post-traumatic stress
        disorder (PTSD), hallucinations, psychosis, schizophrenia, or other psychiatric conditions?.......... [_] yes    [_] no
    L.  arthritis, muscle disorders, Amyotrophic Lateral Sclerosis (ALS), fibromyalgia, muscular dystrophy, chronic pain, connective tissue disease, autoimmune disease or other bone or joint
        disorders?........................................................................................... [_] yes    [_] no
    M.  glaucoma, macular degeneration, optic neuritis or any disorder of the eyes, ears or skin?............ [_] yes    [_] no
        DETAILS: _______________________________________________________________________________________________________________
        ________________________________________________________________________________________________________________________
        ________________________________________________________________________________________________________________________
5.  Other than previously stated, have you taken any medications, had treatment or therapy or been under
    medical observation within the past 12 months?........................................................... [_] yes    [_] no
        DETAILS: _______________________________________________________________________________________________________________
        ________________________________________________________________________________________________________________________
6.  Have you ever tested positive for the Human Immunodeficiency Virus (HIV) or been diagnosed or treated
    by a member of the medical profession for Acquired Immune Deficiency Syndrome (AIDS)?.................... [_] yes    [_] no
        DETAILS: _______________________________________________________________________________________________________________
        ________________________________________________________________________________________________________________________
7.  Other than previously stated, in the past 5 years, have you been advised by a member of the medical profession concerning any abnormal diagnostic test results, been advised to see a specialist, or been advised to have any diagnostic test, hospitalization, surgery, or treatment that was NOT completed
    (except for those tests related to the Human Immunodeficiency Virus), or do you have any test results
    pending?................................................................................................. [_] yes    [_] no
        DETAILS: _______________________________________________________________________________________________________________
        ________________________________________________________________________________________________________________________
8.  Within the last 5 years have you been treated for or been diagnosed by a member of the medical
    profession for any other medical, physical, or psychological condition NOT disclosed above?.............. [_] yes    [_] no
        DETAILS: _______________________________________________________________________________________________________________
        ________________________________________________________________________________________________________________________
9.  Have you made a claim for or received disability or Worker's Compensation benefits (other than for
    routine pregnancy) in the past 5 years?.................................................................. [_] yes    [_] no
    If "Yes," provide Name, Type, Details, Date/Duration: ______________________________________________________________________
    C.  EXISTING COVERAGE
    1.  DOES ANY PROPOSED INSURED HAVE ANY EXISTING LIFE INSURANCE POLICIES?................................. [_] yes    [_] no
    2.  IF QUESTION 1 IS ANSWERED "YES", PLEASE PROVIDE THE FOLLOWING INFORMATION:

    ----------------------------------------------------------------------------------------------------------------------------
                                          Year        Coverage        Benefit          Type       Coverage Being      1035
    No.         Policy Number           of Issue     (see below)   Period (if DI)   (see below)     Replaced?       Exchange?
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                  [_] Y [_] N      [_] Y [_] N
           ---------------------------------------------------------------------------------------------------------------------
     1     Company Name: ____________________________________________________________ Amount of Coverage $ ____________________
           Proposed Insured Name: _____________________________________________________________________________________________
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                  [_] Y [_] N      [_] Y [_] N
           ---------------------------------------------------------------------------------------------------------------------
     2     Company Name: ____________________________________________________________ Amount of Coverage $ ____________________
           Proposed Insured Name: _____________________________________________________________________________________________
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                  [_] Y [_] N      [_] Y [_] N
           ---------------------------------------------------------------------------------------------------------------------
     3     Company Name: ____________________________________________________________ Amount of Coverage $ ____________________
           Proposed Insured Name: _____________________________________________________________________________________________
    ----------------------------------------------------------------------------------------------------------------------------
                                                                                                  [_] Y [_] N      [_] Y [_] N
           ---------------------------------------------------------------------------------------------------------------------
     4     Company Name: ____________________________________________________________ Amount of Coverage $ ____________________
           Proposed Insured Name: _____________________________________________________________________________________________
    ----------------------------------------------------------------------------------------------------------------------------

    COVERAGE: LI=Life, H=Health, A=Annuity, LT=LTC, DI= Disability Income     TYPE: i=individual, b=business, g=group, p=pending

ICC15-108251                      Page 5 of 7        [BARCODE]         Rev1115

D. SPECIAL REMARKS: USE THIS SPACE TO PROVIDE ANY ADDITIONAL COMMENTS OR REMARKS NOT GIVEN IN DETAIL ABOVE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


AGREEMENT, AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION AND SIGNATURES

   I, the Primary Insured (and any Owner or Other Insured and any Assignee or Irrevocable Beneficiary signing below) acknowledge that I have read the statements contained in this application and any attachments or they have been read to me. My answers to the questions in this application are true and complete to the best of my knowledge and belief. I understand that no information about me will be considered to have been given to the Company by me unless it is stated in the application. I agree to notify the Company of any changes in the statements or answers given in the application between the time of application and delivery of any policy. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.

   I understand and agree that no agent is authorized to accept risks or pass upon insurability, make or modify contracts, or waive any of the Company's rights or requirements.

   I have received a copy of or have been read the Notices to the Proposed Insured(s).

   I authorize any medical professional; any hospital, clinic or other health care facility; any pharmacy benefit manager or prescription database; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; the Medical Information Bureau (MIB); or any other person or organization that has any records or knowledge of me or my physical or mental health or insurability, or that of any minor child for whom application for insurance is being made, to disclose and give to the Company, its legal representatives, its affiliated service companies, and its affiliated insurers all information they have pertaining to: medical consultations; treatments; surgeries; hospital confinements for physical and/or mental conditions; use of drugs or alcohol; drug prescriptions; or any other information concerning me, or any minor child for whom application for insurance is being made. Other information may include, but is not limited to, items such as: personal finances including credit as permitted; habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or foreign travel, etc.

   I understand that the information obtained will be used by the Company to determine: (1) eligibility for insurance; (2) eligibility for benefits under an existing policy; and (3) verification of answers and statements on this application. I further authorize the Company to conduct a media or electronic search on me. Any information gathered during the evaluation of my application may be disclosed to: other insurers to whom I may apply for coverage; reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may further consent.

   I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn:
Underwriting Department at P.O. Box 1931, Houston, TX 77251-1931. This consent will be valid for 24 months from the date of this application or for such other period permitted by applicable state law where the policy is issued. I agree that a copy of this consent will be as valid as the original. I authorize the Company, its affiliated insurers, and its affiliated service companies to obtain an investigative consumer report on me. I understand that I may: (1) request to be interviewed for the report; and (2) upon written request, receive a copy of such report.

  [ ] Check if you wish to be interviewed.


IF A NEW OWNER FOR THE NEW POLICY HAS BEEN DESIGNATED ABOVE, THE UNDERSIGNED PERSONS/ENTITIES AGREE THAT, THE EXERCISE OF THE "FREE LOOK" RIGHT UNDER THAT NEW POLICY WILL RESULT IN THE VOIDING OF THE NEW POLICY FROM ITS BEGINNING. IN SUCH CASE, THE CONVERTED POLICY OR RIDER (AS APPLICABLE) WILL BE DEEMED NOT TO HAVE BEEN CONVERTED, AND NO CONVERSION CREDIT OR OTHER SUM SHALL BE DEEMED TO HAVE BEEN TRANSFERRED BY MEANS OF THE CONVERSION.

--------------------------------------------------------------------------------
IF THIS IS A FULL TERM CONVERSION, PLEASE NOTE:

I HEREBY ABSOLUTELY ASSIGN AND TRANSFER TO THE COMPANY IDENTIFIED IN THIS APPLICATION ALL OF MY RIGHTS, TITLE AND INTEREST OF EVERY KIND IN AND TO THE CURRENT POLICY INCLUDING, BUT NOT LIMITED TO THE RIGHT TO SURRENDER, ASSIGN, TRANSFER OR CHANGE THE BENEFICIARY.
--------------------------------------------------------------------------------

ICC15-108251                 Page 6 of 7              [BARCODE]        Rev1115

FRAUD: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

--------------------------------------------------------------------------------
IRS CERTIFICATION (OWNER): Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding (enter exempt payee code*, if applicable: _____), OR (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct
(enter exemption from FATCA reporting code, if applicable: _____).

IRS CERTIFICATION (NEW OWNER): Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding (enter exempt payee code*, if applicable: _____), OR (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person*, and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct (enter exemption from FATCA reporting code, if applicable: _____)

**Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For contributions to an individual retirement arrangement (IRA) and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct ITIN. *See General Instructions provided on the IRS Form W-9 available from IRS.gov. ** If you can complete a Form W-9 and you are a U.S. citizen or U.S. resident alien, FATCA reporting may not apply to you. Please consult your own tax advisors.
--------------------------------------------------------------------------------

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

OWNER SIGNATURE FOR EXISTING POLICY                                  OWNER SIGNATURE FOR NEW POLICY
---------------------------------------------------------------      --------------------------------------------------------


X                                                                    X
---------------------------------------------------------------      --------------------------------------------------------
OWNER TITLE _____________________________________________________    OWNER TITLE _____________________________________________
                (If Corporate Officer or Trustee)                                    (If Corporate Officer or Trustee)
OWNER SIGNED AT (city, state) ___________________________________    OWNER SIGNED AT (city, state) ___________________________
OWNER SIGNED ON (date) __________________________________________    OWNER SIGNED ON (date) __________________________________

PRIMARY INSURED SIGNATURE (if other than Owner)                      OTHER INSURED SIGNATURE
---------------------------------------------------------------      --------------------------------------------------------


X                                                                    X
---------------------------------------------------------------      --------------------------------------------------------
  (If under age 16, signature of parent or guardian)                   (If under age 16, signature of parent or guardian)
PRIMARY INSURED SIGNED AT (city, state) _________________________    OTHER INSURED SIGNED AT (city, state) ___________________
PRIMARY INSURED SIGNED ON (date) ________________________________    OTHER INSURED SIGNED ON (date) __________________________

OTHER REQUIRED SIGNATURE (Assignee or Irrevocable Beneficiary)
---------------------------------------------------------------


X
---------------------------------------------------------------
SIGNED AT (city, state) _________________________________________
SIGNED ON (date) ________________________________________________

--------------------------------------------------------------------------------------------------------------------------------

AGENT ONLY
AGENT SIGNATURE                                                      STATE LICENSE # _________________________________________
                                                                     AGENT # _________________________________________________
                                                                     PERCENTAGE OF SPLIT _____________________________________
X _______________________________________________________________    AGENT TELEPHONE # _______________________________________
AGENT SIGNED ON (date) __________________________________________    AGENCY # ________________________________________________
AGENT NAME (please print) _______________________________________    LOCAL OFFICE ____________________________________________

ICC15-108251                 Page 7 of 7              [BARCODE]        Rev1115

 LOGO [AIG]                                               HIPAA AUTHORIZATION

HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT ("HIPAA")
AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

                                                         /       /
------------------------------------------------   ---------------------
NAME OF INSURED/PROPOSED INSURED (PLEASE PRINT)        DATE OF BIRTH

I, the Insured/Proposed Insured above or the Insured/Proposed Insured's Personal Representative acting on behalf of the Insured/Proposed Insured, hereby authorize all of the people and organizations listed below to give American General Life Insurance Company ("AGL"), The United States Life Insurance Company in the City of New York ("US Life"), and any affiliated company, (AGL, US Life and affiliated companies collectively the "Companies"), and their authorized representatives, including agents and insurance support organizations, (collectively, the "Recipient"), the following information:

   . any and all information relating to my health (except psychotherapy notes) and my insurance policies and claims, including, but not limited to, information relating to any medical consultations, treatments, or surgeries; hospital confinements for physical and mental conditions; use of drugs or alcohol; drug prescriptions; and communicable diseases including HIV or AIDS; and

   . information about me, including my name, address, telephone number, gender and date of birth

I hereby authorize each of the following entities to provide the information outlined above:

   .   any physician, nurse or medical practitioner or practitioner group;

   . any hospital, clinic, other health care facility, pharmacy, or pharmacy benefit manager;

   . any insurance or reinsurance company (including, but not limited to, the Recipient or any of the Companies (as defined above) which may have provided me with life, accident, health, and/or disability insurance coverage, or to which I may have applied for insurance coverage, but coverage was not issued);

   .   any consumer reporting agency or insurance support organization;

   .   my employer, group policy holder, or benefit plan administrator; and

   .   the Medical Information Bureau (MIB).

I understand that the information obtained will be used by the Recipient to:

   .   determine my eligibility for insurance;

   .   underwrite my application for insurance;

   .   determine my eligibility for benefits;

   . if a policy is issued, determine my eligibility for benefits and contestability of the policy; and

   . detect fraud or abuse or for compliance activities, which may include disclosure to MIB and participation in MIB's fraud prevention or fraud detection programs.

I hereby acknowledge that the Companies are subject to certain federal privacy regulations. I understand that information released to the Recipient will be used and disclosed as described in the Notice of Health Information Privacy Practices, but that upon disclosure to any person or organization that is not a health plan or health care provider, the information may no longer be protected by federal privacy regulations.

I may revoke this authorization at any time, except to the extent that action has been taken in reliance on this authorization or other law allows the Recipient to contest a claim under the policy or to contest the policy itself, by sending a written request to: American General Life Companies Service Center, P.O. Box 4373, Houston, TX 77210-4373. I understand that my revocation of this authorization will not affect uses and disclosures of my health information by the Recipient for purposes of underwriting, claims administration and other matters associated with my application for insurance coverage and the administration of any policy issued as a result of that application.

I understand that the signing of this authorization is voluntary; however, if I do not sign the authorization, the Companies may not be able to obtain the information necessary to consider my application.

This authorization will be valid for 24 months. A copy of this authorization will be as valid as the original. I understand that I am entitled to receive a copy of this authorization.



SIGNATURE OF INSURED/PROPOSED INSURED OR INSURED/PROPOSED
INSURED'S PERSONAL REPRESENTATIVE                           RELATIONSHIP _______________________________________
-----------------------------------------------------       DESCRIPTION OF AUTHORITY OF PERSONAL REPRESENTATIVE
                                                            (IF APPLICABLE) ____________________________________

X                                                           ____________________________________________________
-----------------------------------------------------
SIGNED ON (date) _______________________________________    CONTROL NUMBER/POLICY NUMBER _______________________

SIGNOR NAME (printed) __________________________________    ____________________________________________________

                                            [BARCODE]        AGLC100633 Rev0415